                                                                    EXHIBIT 21.1

                                                                  March 23, 1998

ALABAMA                                                                       OWNERSHIP
-------                                                                       ---------
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiaries
                 SCI Alabama Funeral Services, Inc.------------------------------100%
                          Cedar Oak Memorial Park, Inc.--------------------------100%
                          EC Land Company, Inc.----------------------------------100%
                          Heritage Services, Inc.--------------------------------100%
                          Memory Chapel Funeral Homes, Inc.----------------------100%
                          Memory Hill Gardens, Inc.------------------------------100%
                          Pineland Memorial Park---------------------------------100%
                          Walker Memory Gardens, Inc.----------------------------100%
ALASKA
------
         SCI Funeral Services, Inc. (Iowa Corp.) Alaska subsidiaries
                 SCI Alaska Funeral Services, Inc.-------------------------------100%
ARIZONA
-------
         SCI Funeral Services, Inc. (Iowa Corp.) Arizona subsidiaries
                 National Cremation Society, Inc.--------------------------------100%
                 SCI Arizona Funeral Services, Inc.------------------------------100%
                          Grimshaw Mortuary, Inc.--------------------------------100%
                          Redwood Memorial Gardens, Inc.-------------------------100%
                          Valley of the Sun Memorial Park, Inc.------------------100%
ARKANSAS
--------
         SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiaries
                 SCI Arkansas Funeral Services, Inc.-----------------------------100%
                 The East Funeral Benefit Assurance Company----------------------100%
CALIFORNIA
----------
         SCI Funeral Services, Inc. (Iowa Corp.) California subsidiaries
                 Hong Kong Funeral Homes-----------------------------------------100%
                 International Funeral Parlours----------------------------------100%
                 SCI California Funeral Services, Inc.---------------------------100%
                          CWFD, Inc.---------------------------------------------100%
                          Ellis-Olson Mortuary-----------------------------------100%
                          Hotchkiss Mortuary, Incorporated-----------------------100%
                          Lakeside Memorial Lawn---------------------------------100%
                          La Verne Cemetery Corporation--------------------------100%
                          Mount Vernon Memorial Park-----------------------------100%
                          Oakdale Memorial Park----------------------------------100%
                          Oakdale Mortuary---------------------------------------100%
                          Oak Hill Improvement Company---------------------------100%
                          Pierce Brothers----------------------------------------100%
                          Redding Memorial Park----------------------------------100%
                          Sacramento Memorial Lawn-------------------------------100%
                          SCI Southern California Region, Inc.-------------------100%
                          The Valley Funeral Home--------------------------------100%
                          Tinkler Mission Chapel---------------------------------100%
                          World Funeral Home-------------------------------------100%

COLORADO
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Colorado subsidiaries
                 SCI Colorado Funeral Services, Inc.-----------------------------100%
                          SCI Western Division, Inc.-----------------------------100%
CONNECTICUT
-----------
         SCI Funeral Services, Inc. (Iowa Corp.) Connecticut subsidiaries
                 SCI Connecticut Funeral Services, Inc.--------------------------100%
DELAWARE
--------
         Christian Funeral Services, Inc.----------------------------------------100%
         Provident Services, Inc.------------------------------------------------100%
                 Provident Credit Corp.------------------------------------------100%
         SCI Aviation, Inc.------------------------------------------------------100%
         SCI Executive Services, Inc.--------------------------------------------100%
         SCI Finance Management Inc.---------------------------------------------100%
         SCI Funeral Services, Inc. (Iowa Corp.) Delaware subsidiaries
                 First Memorial Funeral Services, Inc.---------------------------100%
                 Gibraltar Mausoleum Corporation---------------------------------100%
                          Gibraltar Mausoleum Construction Company, Inc.---------100%
                          Rose Hill Securities Company---------------------------100%
                 IFC-Boyertown, Inc.---------------------------------------------100%
                 Memorial Guardian Plans, Inc.-----------------------------------100%
                 SCI Funeral Services, Inc.--------------------------------------100%
                 SCI Georgia Funeral Services, Inc.------------------------------100%
                 SCI International Services, Inc.--------------------------------100%
                          Kenyon International Emergency Services, Inc.----------100%
                 SCI Missouri Funeral Services, Inc. (Missouri Corp.)
                          Delaware subsidiaries
                          IFC-York, Inc.-----------------------------------------100%
                 SCIT Holdings, Inc.---------------------------------------------100%

* State Law Not-For-Profit-Corporation

                 SCI Iowa Funeral Services, Inc. (IA Corp.) Delaware
                           subsidiaries
                          SCI Iowa Finance Company-------------------------------100%
                 SCI Pennsylvania Funeral Services, Inc. (PA Corp.) Delaware
                          subsidiaries
                          Gabauer Funeral Home, Inc.-----------------------------100%
         SCI International Limited-----------------------------------------------100%
                 SCI Capital Holdings, Inc.---------------------------------------70%
                 SCI Financing Corporation---------------------------------------100%
         SCI Special, Inc.-------------------------------------------------------100%
                 SCI Capital Corporation-----------------------------------------100%
                          Investment Capital Corporation (Texas Corp.) Delaware
                 subsidiaries
                                  IFC-YP, Inc.-----------------------------------100%
                 SCI Management Corporation--------------------------------------100%
                          International Funeral Services, Inc.-------------------100%
                          SCI European Aviation, Inc.----------------------------100%
                          SCI Management Finance Company-------------------------100%
DISTRICT OF COLUMBIA
--------------------
         SCI Funeral Services, Inc. (Iowa Corp.) DC subsidiaries
                 Witzke Funeral Homes, Inc.--------------------------------------100%
FLORIDA
-------
         SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Florida subsidiaries
                          Fountainhead Memorial Park, Inc.-----------------------100%
                          Gibraltar Mausoleum of Florida, Inc.-------------------100%
                          Hillsboro Memorial Gardens, Inc.-----------------------100%
                          Lakeview Memorial Gardens, Inc.------------------------100%
                 SCI Funeral Services of Florida, Inc.---------------------------100%
                          Dorsey Funeral Home, Inc.------------------------------100%
                          FM Cemetery, Inc.--------------------------------------100%
                          Memorial Plans, Inc.-----------------------------------100%
                          Woodlawn Memorial Park, Inc.---------------------------100%
GEORGIA
-------
         SCI Funeral Services, Inc. (Iowa corp.) Georgia subsidiaries
                 SCI Georgia Funeral Services, Inc. (Delaware Corp.) Georgia
                 subsidiaries
                          Memorial Gardens of Rome, Inc.-------------------------100%
                          SCI Georgia Land, Inc.---------------------------------100%
                          SCI Southern Division, Inc.----------------------------100%
HAWAII
------
         SCI Funeral Services, Inc. (Iowa Corp.) Hawaii subsidiaries
                 SCI Hawaii Funeral Services, Inc.-------------------------------100%
                     *Hawaiian Memorial Park Cemetery---------------------------- -0-
                                  Garden Life Plan, Ltd.--------------------------50%
                                  Hawaiian Memorial Life Plan, Ltd.--------------100%
IDAHO
-----
NO SUBSIDIARIES
ILLINOIS
--------
         Remmert Acquisition Corp.-----------------------------------------------100%
         SCI Funeral Services, Inc. (Iowa Corp.) Illinois subsidiaries
                 Rosehill Memorials, Inc.----------------------------------------100%
                 SCI Illinois Services, Inc.-------------------------------------100%
                          Charles T. Bisch & Son, Inc.---------------------------100%
                          Chris J. Balodimas, Ltd.-------------------------------100%
                          Elias-Smith Funeral Homes, Inc.------------------------100%
                          Humes Funeral Home, Inc.-------------------------------100%
                          IFS Illinois, Inc.-------------------------------------100%
                          Kolbus Funeral Home, Inc.------------------------------100%
                          Marsh Funeral Home, Inc.-------------------------------100%
                          Pete Gaerdner Funeral Home, Inc.-----------------------100%
                          Remmert Funeral Home, Ltd.-----------------------------100%
                          Sourek Funeral Homes, Inc.-----------------------------100%
                          Vault Company of Illinois, Inc.------------------------100%
INDIANA
-------
         SCI Funeral Services, Inc. (Iowa Corp.) Indiana subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Indiana subsidiaries
                          Alpha Services Corporation-----------------------------100%
                          Gibraltar Mausoleum of Indiana, Inc.-------------------100%
                          Gibraltar Services, Inc.-------------------------------100%
                          Gold Crusader Insurance Agency, Inc.-------------------100%
                 SCI Indiana Funeral Services, Inc.------------------------------100%
                          Greenlawn Memorial Park, Inc.--------------------------100%
                          Indiana Cemetery Services, Inc.------------------------100%
                          Klaehn Funeral Homes, Inc.-----------------------------100%
                          Roselawn Memorial Association, Inc.--------------------100%

* State Law Not-For-Profit-Corporation

IOWA
----
         DMP Acquisition Corp.---------------------------------------------------100%
         SCI Funeral Services, Inc.----------------------------------------------100%
                 Bunker's Eden Vale, Inc.----------------------------------------100%
                 SCI Iowa Funeral Services, Inc.---------------------------------100%
                          Davenport Memorial Park Inc.---------------------------100%
                          Meyer Funeral Home, Inc.-------------------------------100%
KANSAS
------
         SCI Funeral Services, Inc. (Iowa Corp.) Kansas subsidiaries
                 SCI Kansas Funeral Services, Inc.-------------------------------100%
                          Resthaven Gardens of Memory, Inc.----------------------100%
                 Services of Kansas, Inc.----------------------------------------100%
KENTUCKY
--------
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Kentucky subsidiaries
                          Kentucky Funeral Services, Inc.------------------------100%
         SCI Kentucky Funeral Services, Inc.--------------------------------------99%
                 Highland Memory Gardens, Inc.-----------------------------------100%
LOUISIANA
---------
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiaries
                 SCI Louisiana Funeral Services, Inc.----------------------------100%
                          Affiliated Enterprises, Inc.---------------------------100%
MAINE
-----
         SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiaries
                 SCI Maine Funeral Services, Inc.--------------------------------100%
MARYLAND
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Maryland subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Maryland subsidiaries
                          Holly Hill Memorial Gardens, Inc.----------------------100%
                          Witzke Funeral Home of Catonsville, Inc.---------------100%
                                  Witzke, Inc.---------------------------------55.17%
                 Hubbard Funeral Home, Inc.--------------------------------------100%
                          AEFH, Inc.---------------------------------------------100%
                          Bradley-Ashton-Dabrowski-Matthews Funeral Home, Inc.---100%
                          Danzansky-Goldberg Memorial Chapels, Inc.--------------100%
                          Edward Sagel Funeral Direction, Inc.-------------------100%
                          Fleck Funeral Home, Inc.-------------------------------100%
                          Gary L. Kaufman Funeral Home at
                                  Meadowridge Memorial Park, Inc.----------------100%
                          Gary L. Kaufman Funeral Home of Elkridge, Inc.---------100%
                          Gary L. Kaufman Funeral Home Southwest, Inc.-----------100%
                          John C. Miller, Incorporated---------------------------100%
                          Lemmon Funeral Home of Dulaney Valley, Inc.------------100%
                          Loring Byers Funeral Directors, Inc.-------------------100%
                          Moran-Ashton-Dabrowski Funeral Home, Inc.--------------100%
                          Sterling-Ashton Funeral Home, Inc.---------------------100%
                          The Dippel Funeral Homes, Incorporated-----------------100%
                 SCI Maryland Funeral Services, Inc.-----------------------------100%
                          George Washington Cemetery Company, Inc.---------------100%
                          The Behrens Corporation--------------------------------100%
MASSACHUSETTS
-------------
         Provident Services, Inc. (Delaware Corp.) Massachusetts subsidiaries
                 PSI Massachusetts, Inc.-----------------------------------------100%
         SCI Funeral Services, Inc. (Iowa Corp.) Massachusetts subsidiaries
                 Affiliated Family Funeral Service, Inc.-------------------------100%
                          AFFS Boston, Inc.---------------------------------------40%
                          AFFS North, Inc.----------------------------------------30%
                          AFFS Norwood, Inc.--------------------------------------40%
                          AFFS Quincy, Inc.---------------------------------------40%
                          AFFS South Coast East, Inc.-----------------------------40%
                          AFFS South Coast West, Inc.-----------------------------10%
                          AFFS West, Inc.-----------------------------------------30%
                          PFH, Inc.----------------------------------------------100%
                          Pillsbury Funeral Homes, Inc.---------------------------40%
                          Sullivan Funeral Homes, Inc.----------------------------40%
                 MFS Holding Company, Inc.---------------------------------------100%
                          Messier Funeral Home, Inc.------------------------------40%
                          Perlman Funeral Home, Inc.------------------------------40%
                          Stanetsky Memorial Chapels, Inc.------------------------40%

MICHIGAN
--------
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Michigan subsidiaries
                          Memorial Land Company, Inc.----------------------------100%
                 SCI Michigan Funeral Services, Inc.-----------------------------100%
                          Elton Black & Son Funeral Home, Inc.-------------------100%
                          Estes-Leadley Co.--------------------------------------100%

* State Law Not-For-Profit-Corporation

MINNESOTA
---------
         SCI Funeral Services, Inc. (Iowa Corp.) Minnesota subsidiaries
                 SCI Minnesota Funeral Services, Inc.----------------------------100%
                          Crystal Lake Cemetery Association----------------------100%
MISSISSIPPI
-----------
         SCI Funeral Services, Inc. (Iowa Corp.) Mississippi subsidiaries
                 SCI Mississippi Funeral Services, Inc.--------------------------100%
                          Southwest Mississippi Funeral Service, Inc.------------100%

MISSOURI
--------
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
                 SCI Missouri Funeral Services, Inc.-----------------------------100%
                          Memorial Guardian Plans, Inc.--------------------------100%
MONTANA
-------
         NO SUBSIDIARIES
NEBRASKA
--------
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiaries
                 SCI Nebraska Funeral Services, Inc.-----------------------------100%
NEVADA
------
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiaries
                 Ross, Burke & Knobel Mortuary-----------------------------------100%
                 SCIT Holdings, Inc. (Delaware Corp.) Texas subsidiaries
                      SCI Texas Funeral Services, Inc. (Texas Corp) Nevada
                      subsidiaries
                                  SCI Texas Finance Company----------------------100%
NEW HAMPSHIRE
-------------
         NO SUBSIDIARIES
NEW JERSEY
----------
         A & C Acquisition Corp.-------------------------------------------------100%
         SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
                 SCIT Holdings, Inc. (Delaware Corp.) New Jersey subsidiaries
                          SCI New Jersey Funeral Services, Inc.------------------100%
                                  Anderson & Campbell, Inc.----------------------100%
                                  Funeral Livery Co., Inc.-----------------------100%
                                  Garden State Crematory, Inc.-------------------100%
                                  La Monica Memorial Home------------------------100%
                                  Michael Hegarty Funeral Home, Inc.-------------100%
                                  Quinn Funeral Service--------------------------100%
                                  Wien & Wien, Inc.------------------------------100%
NEW MEXICO
----------
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp) New Mexico
         subsidiaries
                          Ensure Agency of New Mexico, Inc.----------------------100%
                 SCI New Mexico Funeral Services, Inc.---------------------------100%
                          Alameda Funeral Services, Inc.-------------------------100%
                          Lawn Haven Memorial Gardens, Inc.----------------------100%
NEW YORK
--------
         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
                 SCI Funeral Services of New York, Inc.--------------------------100%
                          Bordynski-Hollis Funeral Home, Inc.--------------------100%
                          Chas. Peter Nagel Inc.---------------------------------100%
                          Farone and Son, Inc.-----------------------------------100%
                          I. J. Morris, Inc.-------------------------------------100%
                          Marsellus Casket Company, Inc.-------------------------100%
                          Nesconset Funeral Home, Inc.---------------------------100%
                          New York Funeral Chapels, Inc.-------------------------100%
                          SCI Eastern Division, Inc.-----------------------------100%
                          725 RTE. 347 CORP -------------------------------------100%
                          Thomas M. Quinn & Sons, Inc.----------------------------80%
                                  Werst Realty Co. Inc.--------------------------100%
                 SCI Services of New York, Inc.----------------------------------100%
                          *The Acacia Park Cemetery Association, Inc.------------100%
NORTH CAROLINA
--------------
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiaries
                 SCI North Carolina Funeral Services, Inc.-----------------------100%
                          Skyline Memory Gardens, Inc.---------------------------100%
                          The P.E. Moody Funeral Home, Inc.----------------------100%
NORTH DAKOTA
------------
         SCI Funeral Services, Inc. (Iowa Corp) North Dakota subsidiaries
                 Memorial Guardian Plans, Inc.-----------------------------------100%
OHIO
----
         SCI Funeral Services, Inc. (Iowa Corp.) Ohio subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Ohio subsidiaries
                          Burton Funeral Home-Greenlawn Chapel, Inc.--------------90%
                          Ciriello Funeral Home - Rose Hill Chapel, Inc.----------90%
                          Pioneer of Ohio Insurance Agency, Inc.-----------------100%
                          Selby-Cole Funeral Home, Inc.---------------------------85%


* State Law Not-For-Profit-Corporation

                          The Knollwood Cemetery Company-----------------------------100%
         Memorial Guardian Plans, Inc. (Delaware Corp.) Ohio subsidiaries
                          Ensure Agency of Ohio, Inc.--------------------------------100%
                 SCI Ohio Funeral Services, Inc.--------------------------------------80%
                          BKB Funeral Home, Inc.--------------------------------------90%
                          M-D Memorial Chapel, Inc.-----------------------------------90%
                          JLIW Funeral Homes, Inc.------------------------------------90%
                          K & S Funeral Home, Inc.------------------------------------90%
                          Ohio Cemetery Services, Inc.-------------------------------100%
                          STE Acquisition Corp.--------------------------------------100%
                                  Sunset Trust Estate--------------------------------100%
                          Walter-Schoedinger Funeral Home, Inc.----------------------100%
                          Walton-Schrader Funeral Home, Inc.-------------------------100%
                                  W-S Funeral Home, Inc.------------------------------90%
                          W-K Funeral Homes, Inc.-------------------------------------90%
OKLAHOMA
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Oklahoma subsidiaries
                 AED, Inc.-----------------------------------------------------------100%
                          Memorial Gardens Association-------------------------------100%
                          RMG Trust--------------------------------------------------100%
                                  Resthaven Memory Gardens of Oklahoma City Trust----100%
                          Rose Hill Burial Park, a Trust------------------------------90%
                 Gibraltar Mausoleum Corporation (DE Corp.) Oklahoma subsidiaries
                          Rose Hill Memorial Park Trust------------------------------100%
                 IFC-YP, Inc. (Delaware Corp) Oklahoma subsidiaries
                          IFC-Amedco, Inc. ------------------------------------------100%
                 SCI Oklahoma Funeral Services, Inc.---------------------------------100%
                          Hillcrest Memorial Park Trust------------------------------100%
                          Memorial Park Cemetery of Bartlesville, Oklahoma,
                                  A Business Trust-----------------------------------100%
                          Memory Gardens, Inc.---------------------------------------100%
                          SSP Limited Liability Company-------------------------------50%
                                  SSP Insurance Agency, Inc.-------------------------100%
                          Sunset Memorial Park Cemetery Trust------------------------100%
                          Woodland Memorial Company----------------------------------100%
                 Sentinel Security Plans, Inc.(Virginia Corp.) Oklahoma
                           Subsidiaries
                          SSP Limited Liability Company-------------------------------50%
OREGON
------
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                 SCI Oregon Funeral Services, Inc.-----------------------------------100%
                          Hughes Ransom Mortuary, Inc.-------------------------------100%
                          Uniservice Corporation-------------------------------------100%
PENNSYLVANIA
------------
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Pennsylvania
                          subsidiaries
                          Forest Lawn Gardens, Inc.-----------------------------------50%
                                  Speer-Anthony Kaprive Funeral Home, Inc.------------50%
                          Grandview Cemetery Association-----------------------------100%
                          Harold B. Mulligan Co., Inc.-------------------------------100%
                          Remembrance Services, Inc.---------------------------------100%
                          Stephen R. Haky Funeral Home, Inc.-------------------------100%
                 Memorial Guardian Plans, Inc.( Delaware Corp) Pennsylvania
                          subsidiaries
                          Ensure Agency of Pennsylvania, Inc.------------------------100%
                 SCI Pennsylvania Funeral Services, Inc.-----------------------------100%
                          Aeternum, Inc.---------------------------------------------100%
                          Auman Funeral Home, Inc.-----------------------------------100%
                          Cedar Hill Memorial Park, Inc.-----------------------------100%
                          Funeral Corporation Pennsylvania---------------------------100%
                                  Luther M. Kniffen, Inc.----------------------------100%
                                  Rohland Funeral Home-------------------------------100%
                          Parklawns, Inc.--------------------------------------------100%
                          Sylvania Hills Memorial Park, Incorporated-----------------100%
                          Theo. C. Auman, Inc.---------------------------------------100%
                                  Auman's, Inc.--------------------------------------100%
                                  Forest Hills Memorial Park, Inc.-------------------100%
                                  Francis F. Seidel, Inc.----------------------------100%
                                  Memorial Services Planning Corporation-------------100%
RHODE ISLAND
------------
         NO SUBSIDIARIES
SOUTH CAROLINA
--------------
         SCI Funeral Services, Inc. (Iowa corp.) South Carolina subsidiaries
                 SCI South Carolina Funeral Services, Inc.---------------------------100%
                          Greenville Vault Co., Inc.---------------------------------100%
SOUTH DAKOTA
------------
         NO SUBSIDIARIES

* State Law Not-For-Profit-Corporation

TENNESSEE
---------
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
                 SCI Tennessee Funeral Services, Inc.-----------------------------100%
                          Collierville Funeral Home, Inc.-------------------------100%
                          Lily of the Valley, Inc.--------------------------------100%
                          Lynnhurst Cemetery, Inc.--------------------------------100%
                          Memorial Guardian Plans, Inc.---------------------------100%
                          Memphis Memory Gardens, Inc.----------------------------100%
                          Sherwood Memorial Gardens, Inc.-------------------------100%
                          Woodlawn East, Incorporated-----------------------------100%
                          Woodlawn Memorial Park, Inc.----------------------------100%
TEXAS
-----
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Texas subsidiaries
                          Gibraltar Mausoleum of Texas, Inc.----------------------100%
                 SCIT Holdings, Inc. (Delaware Corp.) Texas subsidiaries
                          SCI Texas Funeral Services, Inc.------------------------100%
                                  EFH, Inc.---------------------------------------100%
                                  Futrell, Inc.-----------------------------------100%
                                  Grammier-Oberle Funeral Home, Inc.--------------100%
                                  Grand Prairie Funeral Home, Inc.----------------100%
                                  H.R.E., Inc.------------------------------------100%
                                  Memorial Funeral Services, Inc.-----------------100%
                                  Moore & Sons Funeral Home and Cemetery, Inc.----100%
                                  SCI Central Division, Inc.----------------------100%
                                  SCI Holdings of Texas, Inc.---------------------100%
                                  Sunset Memorial Gardens, Inc.-------------------100%
                                  The New Rose Hill Memorial Park, Inc.-----------100%
                 Stillbrooke Corporation of Tennessee-----------------------------100%
         SCI International Limited (Delaware Corp.)
                 Service Corporation International PLC (UK Corp.)
                          SCI Capital LLC-(TX limited liability company)----------100%
         SCI Special, Inc. (Delaware Corp.)
                 SCI Capital Corporation (Delaware Corp.) Texas subsidiaries
                          Great Lakes, Inc.---------------------------------------100%
                          Investment Capital Corporation--------------------------100%
UTAH
----
         SCI Funeral Services, Inc. (Iowa Corp.) Utah subsidiaries
                 SCI Utah Funeral Services, Inc.----------------------------------100%
                          Wasatch Land and Improvement Company--------------------100%
                          Wasatch Lawn Cemetery Association-----------------------100%
                          Wasatch Lawn Mortuary Corporation-----------------------100%

VERMONT
-------
         NO SUBSIDIARIES
VIRGINIA
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Virginia subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Virginia subsidiaries
                          Kellum Funeral Home, Inc.-------------------------------100%
                 Memorial Guardian Plans, Inc. (Delaware Corp)
                          Sentinel Security Plans, Inc.---------------------------100%
                 SCI Virginia Funeral Services, Inc.------------------------------100%
                          Peninsula Memorial Park Corporation---------------------100%
WASHINGTON
----------
         SCI Funeral Services, Inc. (Iowa Corp.) Washington subsidiaries
                 SCI Washington Funeral Services, Inc.----------------------------100%
WEST VIRGINIA
-------------
         SCI Funeral Services, Inc. (Iowa Corp.) West Virginia subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) WV subsidiaries
                          Gibraltar Mausoleum of West Virginia, Inc.--------------100%
                 SCI West Virginia Funeral Services, Inc.-------------------------100%
                          Woodmere, Inc.------------------------------------------100%
                                  Ridgelawn Cemetery Association------------------100%
WISCONSIN
---------
         SCI Funeral Services, Inc. (Iowa Corp.) Wisconsin subsidiaries
                 Cemetery Services, Inc.------------------------------------------100%
                    *Appleton Highland Memorial Park, Inc.-------------------------0-*
         SCI Wisconsin Funeral Services, Inc.-------------------------------------100%
                          ATK Corporation-----------------------------------------100%
WYOMING
-------
         SCI Funeral Services, Inc. (Iowa Corp.) Wyoming subsidiaries
                 Memorial Guardian Plans, Inc.------------------------------------100%


* State Law Not-For-Profit-Corporation

 AUSTRALIA
 ---------
         SCI International Limited (Delaware Corp.) Australia subsidiaries
                 Service Corporation International Australia Pty., Ltd.-------------------100%
                          Australian Cremation Society Pty Limited------------------------100%
                          John Hansen Pty Limited-----------------------------------------100%
                                  Hansen Funeral Services Pty Limited---------------------100%
                                           Lakeside Memorial Park & Crematorium----------.006%
                                  Lakeside Memorial Park & Crematorium-----------------49.997%
                          Kitleaf Pty Limited---------------------------------------------100%
                          Labor Funerals Contribution Fund Pty Limited--------------------100%
                          Lakeside Memorial Park & Crematorium-------------------------49.997%
                          LePine Holdings Pty. Limited------------------------------------100%
                                  E Taylor & Sons Pty Limited-----------------------------100%
                                  Garnar & Son Pty Limited--------------------------------100%
                                  J Ferguson & Son Pty Limited----------------------------100%
                                  LePine Funeral Services Pty Limited---------------------100%
                                  LePine Timbercraft Pty Limited--------------------------100%
                                  LPH Pty Limited-----------------------------------------100%
                                  Mulqueen Pty Limited------------------------------------100%
                                  W.G. Apps & Sons Pty Limited----------------------------100%
                          Memorial Guardian Plan Pty Limited------------------------------100%
                          Metro. Burial & Cremation Society Funeral Cont. Fund------------100%
                          New South Wales Cremation Company Pty., Ltd.--------------------100%
                          Peter Woodward Funeral Services Pty Limited---------------------100%
                          Pine Grove Forest Lawn Funeral Benefit Co. Pty Limited----------100%
                          Purslowe Funeral Homes------------------------------------------100%
                                  Mareena Purslowe & Associates---------------------------100%
                          Tweed Crematorium Pty Ltd---------------------------------------100%
CANADA
------
         SCI International Limited (Delaware Corp.) Canada subsidiaries
                 Service Corporation International (Canada) Limited-----------------------100%
                          1252973 Ontario Inc.-(Ontario)----------------------------------100%
                                  Westside Cemeteries Limited-(Ontario)-------------------100%
                                           Westside Cemetery Holdings Limited-(Ontario)---100%
                          Barthel Funeral Home Ltd.-(Ontario)-----------------------------100%
                          Brennen Funeral Home Ltd.- (Alberta)----------------------------100%
                          Can Ensure Group, Inc.-(Federal)--------------------------------100%
                          Centre Funeraire Cote-des-Neiges Inc.-(Quebec)-------------------49%
                          CFCDN Holdings Inc.-(Quebec)------------------------------------100%
                          Christensen Salmon Funeral Homes Ltd.- (Alberta)----------------100%
                          Harmony Funeral Services, Inc.-(AB)-----------------------------100%
                          Hetherington and Deans Limited-(Ontario)------------------------100%
                          Hong Kong Funeral Homes B.C. Ltd-(British Columbia)-------------100%
                          Hulse & English Funeral Home Inc.-(Ontario)---------------------100%
                          Ingram Funeral Home Ltd.----------------------------------------100%
                          International Funeral Parlours B.C. Ltd-(B.C.)------------------100%
                          Jewell Funeral Home Limited-(ON)--------------------------------100%
                          Kaye Funeral Home Limited-(Ontario)-----------------------------100%
                          Laurent Theriault Inc.-(PQ)-------------------------------------100%
                          Les Salons Funeraires J.F. Fortin & Fils Ltee--(PQ)-------------100%
                          Lion Holdings, Limited-(NS)-------------------------------------100%
                                  Fillmore & Whitman Funeral Home Limited-(NS)------------100%
                                  Iverness Funeral Home Limited-(NS)----------------------100%
                                  Patten Funeral Home (1987) Limited-(NS)-----------------100%
                                  T. W. Curry Limited--(NS)-------------------------------100%
                          McEvoy-Shields Funeral Homes Ltd.-(Ontario)---------------------100%
                          Needham Funeral Service Inc.-(Ontario)--------------------------100%
                          Placements Darche, Inc.-(Quebec)--------------------------------100%
                          Residence Funeraire Mongeau Ltee--------------------------------100%
                          Rosar-Morrison Funeral Home Limited-(Ontario)-------------------100%
                          Rose Garden Chapels Ltd.-(Alberta)------------------------------100%
                                  Barrhead Community Chapel-(Alberta)---------------------100%
                          Salmon Funeral Home Ltd.- (Alberta)-----------------------------100%
                          S.C.I.C. (Quebec) Holdings Limited-(Quebec)---------------------100%
                          SCI Holdings Canada, Inc.---------------------------------------100%
                          SCI Northwest Region, Inc. - (B.C.)-----------------------------100%
                          Services Funeraires Cowansville Inc.-(PQ)-----------------------100%
                          Swackhamer, Truscott, Brown and Dwyer Funeral Homes of
                                  Hamilton Limited-(Ontario)------------------------------100%
                                  Dwyer Funeral Home Limited -(Ontario)-------------------100%
                          Sydney Crematorium Limited-(NS)---------------------------------100%
                          Sylvio Marceau Inc.-(Quebec)------------------------------------100%
                          The Markey Family Funeral Homes Limited-(Ontario)---------------100%
                          The Thorpe Brothers Funeral Home Co. Limited-(Ontario)----------100%
                          William-Lee-Ingram Funeral Home, Inc.---------------------------100%
                          World Funeral Home B.C. Ltd.-(British Columbia)-----------------100%
                 611102 Saskatchewan Ltd.-------------------------------------------------100%



* State Law Not-For-Profit-Corporation

CAYMAN ISLANDS
--------------
         SCI International Limited (Delaware Corp.) Cayman Islands subsidiaries
                 SCI Cayman II Ltd-------------------------------------------------------------------------100%
                 SCI Latin America Ltd---------------------------------------------------------------------100%
FRANCE
------
         SCI International Limited (Delaware Corp.) French subsidiaries
                 Service Corporation International France (France)-----------------------------------------100%
                          Omnium De Gestion Et De Financement (France)-------------------------------------100%
                                  Groupe Auxia (France)-----------------------------------------------------99%
                                           Funeral International Services (Netherlands)--------------------4.9%
                                  FUBUS Handels-und Verwaltungsgesellschaft mbH
                                    (Germany)--------------------------------------------------------------100%
                                  FUNERAL SA (Belgium)-----------------------------------------------------100%
                                  Pompes Funebres Generales (France)----------------------------------------97%
                                           Compania General de Servicios Funerarios
                                             (Spain)--------------------------------------------------------26%
                                           Funeral International Services (Netherlands)-------------------90.2%
                                                   Bahau Funeral Services SDN BHD
                                                     (Malaysia)------------------------------------------33.33%
                                                   Bahau Memorial Park SDN BHD (Malaysia)-----------------16.7%
                                                   Compagnia Internazionale Partecipazioni
                                                     (Italy)-----------------------------------------------100%
                                                            Organizzazione Funeraria Italiana
                                                              (Italy)------------------------------------98.76%
                                                                    Onoranze Funebri Toscane Srl
                                                                      (Italy)----------------------------72.47%
                                                                             Agenzia Funebre Lucchese
                                                                               Franceschini srl
                                                                               (Italy)-------------------91.72%
                                                                             Organizzazione Funeraria
                                                                               Italiana (Italy)-----------1.24%
                                                                             Societa Imprese Funebri
                                                                               Empolesi srl (Italy)------72.75%
                                                   Pompes Funebres Michel SA (Belgium)-----------------------5%
                                           OSEFI Holding SA (Switzerland)----------------------------------100%
                                           PAX (Czech Republic)------------------------------------------57.97%
                                           PFG Lausanne SA (Switzerland)-----------------------------------100%
                                                   Funeral International Services
                                                     (Netherlands)-----------------------------------------4.9%
                                           Pompes Funebres Reunies (Belgium)-------------------------------100%
                                                   Malibran SA (Belgium)-----------------------------------100%
                                                            Societe D'Etude Et De Service Pour La
                                                              Cremation (Belgium)---------------------------35%
                                                                    Societe De Cremation De Charleroi
                                                                      (Belgium)-----------------------------90%
                                                   Pompes Funebres Michel SA (Belgium)-----------------------5%
                                  Singapore Casket Company PLC (Singapore)-------------------------------67.57%
                                           Bahau Funeral Services SDN BHD (Malaysia)---------------------33.33%
                                           Bahau Memorial Park SDN BHD (Malaysia)-------------------------16.7%
                                                   Bahau Funeral Services SDN BHD
                                                     (Malaysia)------------------------------------------33.33%
                                           Casket Palace Company PLC (Singapore)---------------------------100%
UNITED KINGDOM
--------------
         SCI International Limited (Delaware Corp.) United Kingdom subsidiaries
                 Service Corporation International PLC-----------------------------------------------------100%
                          Carrwood (Funeral Supplies) Limited----------------------------------------------100%
                          Chosen Heritage Ltd---------------------------------------------------------------50%
                          Cooksley & Son Limited-----------------------------------------------------------100%
                          Demetriou and English Ltd--------------------------------------------------------100%
                          Dignity Limited-------------------------------------------------------------------95%
                          Down's Crematorium---------------------------------------------------------------100%
                          Great Southern Group PLC---------------------------------------------------------100%
                                  The Crematorium Company Limited------------------------------------------100%
                                  TJ Davies & Sons Limited-------------------------------------------------100%
                                  White Lady Funerals Limited----------------------------------------------100%
                          Family Funeral Directors Limited-------------------------------------------------100%
                                  Funeral Services London--------------------------------------------------100%
                                  Grimmett & Timms Limited-------------------------------------------------100%
                                  Kenyon Air Transport-----------------------------------------------------100%
                          JD Fields & Sons-----------------------------------------------------------------100%
                          Monumental Masons Ltd------------------------------------------------------------100%
                          Plantsbrook Group PLC------------------------------------------------------------100%
                                  Hodgson Holdings PLC-----------------------------------------------------100%
                                  Kenyon Securities PLC----------------------------------------------------100%
                                           Pitcher and LeQuesne Limited------------------------------------100%
                          SCI Capital LLC-(TX limited liability company)-----------------------------------100%

* State Law Not-For-Profit-Corporation